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                                                                   Exhibit 10.35

Kathleen Flanagan and Colleen McKeown Adstedt have entered into Transition Assistance Agreements that are substantially identical in all material respects to the agreement with Clyde L. Thomas that is filed as Exhibit 10.34 to this Annual Report on Form 10-K.